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                                                                 EXHIBIT 10.13.1

                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT
                                    BETWEEN
                          CRICKET COMMUNICATIONS, INC.
                                      AND
                              NORTEL NETWORKS INC.


This Amendment No. 1 (this "Amendment") is made effective as of the February 7, 2003, by and between Cricket Communications, Inc., a Delaware corporation (the "Owner"), and Nortel Networks Inc., a Delaware corporation (the "Vendor").

WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor's Equipment and Services ("Agreement"); and

WHEREAS, Owner and Vendor now wish to clarify the definition of the Contract
Term.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Agreement as follows:

1. Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Agreement.

2. Add the words "Amended and Restated" prior to the words "Effective Date" in the definition of "Contract Term" in Section 1 (Definitions) of the Agreement.

3. Except as specifically modified by Amendment No. 1, the Agreement in all other respects shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.                 NORTEL NETWORKS INC.

By:    /s/ Steven M. Pierson                 By:    /s/ Lance Levin
       -----------------------------                ----------------------------
Name:  Steven M. Pierson                     Name:  Lance Levin
       -----------------------------                ----------------------------
Title: V.P. Engineering & Operations         Title: Sr. Mgr., Contracts
       -----------------------------                ----------------------------
Date:  3/25/03                               Date:  3/18/03
       -----------------------------                ----------------------------


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